SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50469

Date of Report: March 29, 2013

GREENSHIFT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	59-3764931
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5950 Shiloh Road East Suite N, Alpharetta, GA	30005
(Address of principal executive offices)	(Zip Code)

(212) 994-5374
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements

On March 29, 2013, the Registrant’s management concluded that the financial statements of the Registrant for the year ended December 31, 2011 that were included in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 should no longer be relied upon.  The conclusion was based on the discovery of a miscalculation in the Registrant’s weighted average common shares - diluted on the Consolidated Statements of Operations for the year ended December 31, 2011.

The 2011 Consolidated Statement of Operations has been restated in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2012, filed on April 1, 2013.  The following table shows the effect of the restatement.

Year Ended December 31, 2011
Statement of Operations	As reported	As restated
Weighted average common shares outstanding - diluted	16,695,099	1,502,132,224
Earnings per share - diluted: Income from continuing operations	$ 0.61	$ 0.01
Net income per share - diluted	$ 0.62	$ 0.01

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2013	GREENSHIFT CORPORATION

	By:	/s/ Kevin Kreisler
Kevin Kreisler
Chief Executive Officer